                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                Amendment No. 6

    Capital Realty Investors Tax Exempt Fund Limited Partnership ("CRITEF") Capital Realty Investors Tax Exempt Fund III Limited Partnership ("CRITEF III")
-------------------------------------------------------------------------------
                               (Names of Issuers)

          Capital Realty Investors Tax Exempt Fund Limited Partnership
                     CRITEF Associates Limited Partnership
        Capital Realty Investors Tax Exempt Fund III Limited Partnership
                   CRITEF III Associates Limited Partnership
                   -----------------------------------------
                      (Names of Persons Filing Statement)

           Beneficial Assignee Certificates, CRITEF, Series I and II
                  Beneficial Assignee Certificates, CRITEF III
                  --------------------------------------------
                       (Titles of Classes of Securities)

                         140 437 10 4, CRITEF, Series I
                        140 437 20 3, CRITEF, Series II
                            140 438 10 2, CRITEF III
                   ------------------------------------------
                    (CUSIP Numbers of Classes of Securities)

                                   CRI, Inc.
                               William B. Dockser
                             Chairman of the Board
                                The CRI Building
                              11200 Rockville Pike
                           Rockville, Maryland 20852
                                 (301) 468-9200
-------------------------------------------------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
             Communications on Behalf of Persons Filing Statement)

                                   Copies to:

                                    ________
                             Robert B. Hirsch, Esq.
                        ARENT FOX KINTNER PLOTKIN & KAHN
                            1050 Connecticut Avenue
                             Washington, D.C. 20036

          This statement is filed in connection with (check the appropriate box):

          a.   [X]     The filing of solicitation materials or an information
statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
          b.   [_]     The filing of a registration statement under the
Securities Act of 1933.
          c.   [_]     A tender offer.
          d.   [_]     None of the above.

Check the following box if the soliciting materials or information statement
referred to in checking box (a) are preliminary copies.     [_]

                           Calculation of Filing Fee

       Transaction valuation*                      Amount of filing fee
                $162,301,663                            $32,461

* Pursuant to the proposed merger, the public holders of beneficial assignee certificates ("BACs") in CRITEF and CRITEF III, who hold in the aggregate 2,280,000 BACs in CRITEF, Series I, 3,238,760 BACs in CRITEF, Series II, and 5,258,268 BACs in CRITEF III, will be entitled to receive $15.00 per BAC in CRITEF, Series I, $14.68 per BAC in CRITEF, Series II, and $15.32 per BAC in CRITEF III, in each case, subject to adjustment.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously Paid:    $32,461
Form or Registration No:   Schedule 14A
Filing Party: CRITEF and CRITEF III


Dates Filed:  March 18, 1996, August 26, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                Amendment No. 6

    Capital Realty Investors Tax Exempt Fund Limited Partnership ("CRITEF") Capital Realty Investors Tax Exempt Fund III Limited Partnership ("CRITEF III")
-------------------------------------------------------------------------------
                               (Names of Issuers)

                            Watermark Partners, L.P.
                          Watermark III Partners, L.P.
                       Capital Apartment Properties, Inc.
                       Apollo Real Estate Advisors, L.P.
                       ----------------------------------
                      (Names of Persons Filing Statement)

           Beneficial Assignee Certificates, CRITEF, Series I and II
                  Beneficial Assignee Certificates, CRITEF III
                  --------------------------------------------
                        (Title of Classes of Securities)

                         140 437 10 4, CRITEF, Series I
                        140 437 20 3, CRITEF, Series II
                            140 438 10 2, CRITEF III
                   ------------------------------------------
                    (CUSIP Numbers of Classes of Securities)

                       Capital Apartment Properties, Inc.
                               Richard L. Kadish
                                The CRI Building
                              11200 Rockville Pike
                           Rockville, Maryland 20852
                                 (301) 268-8700

                                     and
                       Apollo Real Estate Advisors, L.P.
                               Michael D. Weiner
                           1999 Avenue of the Stars
                         Los Angeles, California 90057
                                (310) 201-4100

-------------------------------------------------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
             Communications on Behalf of Persons Filing Statement)

                                   Copies to:

                                    ________
                             Janet C. Walden, Esq.
                              SCHULTE ROTH & ZABEL
                                900 Third Avenue
                            New York, New York 10021

          This statement is filed in connection with (check the appropriate box):

          a.     [X]     The filing of solicitation materials or an information
statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
          b.     [_]     The filing of a registration statement under the
Securities Act of 1933.
          c.     [_]     A tender offer.
          d.     [_]     None of the above.

Check the following box if the soliciting materials or information statement
referred to in checking box (a) are preliminary copies.     [_]

                           Calculation of Filing Fee

       Transaction valuation*                     Amount of filing fee
                $162,301,663                           $32,461

* Pursuant to the proposed merger, the public holders of beneficial assignee certificates ("BACs") in CRITEF and CRITEF III, who hold in the aggregate 2,280,000 BACs in CRITEF, Series I, 3,238,760 BACs in CRITEF, Series II, and 5,258,268 BACs in CRITEF III, will be entitled to receive $15.00 per BAC in CRITEF, Series I, $14.68 per BAC in CRITEF, Series II, and $15.32 per BAC in CRITEF III, in each case, subject to adjustment.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously Paid:     $32,461
Form or Registration No:    Schedule 14A
Filing Party:  CRITEF and CRITEF III


Dates Filed:    March 18, 1996, August 26, 1996

                                  INTRODUCTION

     This Amendment No. 6 to the Rule 13e-3 Transaction Statement is being filed by Capital Realty Investors Tax Exempt Fund Limited Partnership ("Fund I-II"), Capital Realty Investors Tax Exempt Fund III Limited Partnership ("Fund III" and, together with Fund I-II, the "Funds"), CRITEF Associates Limited Partnership, the general partner of Fund I-II ("Fund I-II GP"), CRITEF III Associates Limited Partnership, (the general partner of Fund III and, together with Fund I-II GP, the "General Partners"), Watermark Partners, L.P. ("Watermark"), Watermark III Partners, L.P. ("Watermark III"), Capital Apartment Properties, Inc., the general partner of Watermark and Watermark III ("CAPREIT"), and Apollo Real Estate Advisors, L.P., the beneficial owner of 99.83% of the outstanding capital stock of CAPREIT ("Apollo"), in connection with the proposed mergers of Watermark and Watermark III with and into Fund I-II and Fund III, respectively, and related transactions. Fund I-II and Fund III are the issuers of the classes of securities which are the subject of the Rule 13e-3 transaction.

     On September 23, 1995, Fund I-II and Fund III filed with the Securities and Exchange Commission their definitive Proxy Statement relating to the solicitation of proxies by Fund I-II and Fund III to vote upon: (1) a proposal to approve and adopt (a) with respect to Fund I-II, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996, among Fund I-II, CRITEF Associates Limited Partnership and Watermark, and others, and (b) with respect to Fund III, the Fourth Amended and Restated Agreement and Plan of Merger, dated as of August 21, 1996, among Fund III, CRITEF III Associates Limited Partnership and Watermark III, and others, and in each case, to approve certain amendments to the Agreements of Limited Partnership of each of the Funds to authorize expressly the foregoing, (2) a proposal to approve, with respect to each Fund, (i) the sale of the 1.01% general partner interest by such Fund's general partner to CAPREIT GP, Inc., a newly-formed, wholly-owned subsidiary of CAPREIT ("CAPREIT GP"), in exchange for $500,000, and the substitution of CAPREIT GP as the general partner of such Fund in its stead, and (ii) the issuance of limited partner interests in each of the Funds to CAPREIT or its designees in exchange for the contribution of real property or other assets, and the admission of CAPREIT or its designees as limited partners of each of the Funds, and, in each case, certain amendments to the Agreements of Limited Partnership of each of the Funds to authorize expressly the foregoing, (3) any adjournments of the Special Meetings to allow for the additional solicitation of BAC Holder votes in order to obtain more votes in favor of the foregoing proposals, and (4) any other business as may properly come before the Special Meetings or any adjournments or postponements thereof.

     A copy of the definitive Proxy Statement was attached as Exhibit 17(d) to Amendment No. 3 to the Rule 13e-3 Transaction Statement. The sole purpose of this Amendment No. 6 to the Rule 13e-3 Transaction Statement is to amend Item 17 "Material to be Filed as Exhibits" by filing certain additional exhibits.

Item 17 MATERIAL TO BE
        FILED AS EXHIBITS
        -----------------

        Item 17 is hereby amended and restated as follows:

        (a)...............   Commitment Letter, dated as of March 29, 1996,
                             between CAPREIT and CentRe Mortgage Capital L.L.C.

        (b)(1)............   Fairness Opinion of Oppenheimer & Co., Inc.
                             delivered to Fund I- II, Series I, dated March 14,
                             1996, appears as Appendix B-1 to the preliminary
                             Proxy Statement filed as Exhibit 17(d) to Amendment
                             No.3 to the Rule 13e-3 Transaction Statement.

        (b)(2)............   Fairness Opinion of Oppenheimer & Co., Inc.
                             delivered to Fund I-II, Series II, dated March 14,
                             1996, appears as Appendix B-2 to the preliminary
                             Proxy Statement filed as Exhibit 17(d) to
                             Amendment No.3 to to the Rule 13e-3 Transaction
                             Statement.

        (b)(3)............   Fairness Opinion of the Oppenheimer & Co., Inc.
                             delivered to Fund III, dated March 14, 1996, appears as Appendix B-3 to the preliminary Proxy
                             Statement filed as Exhibit 17(d) to Amendment No.3 to the Rule 13e-3 Transaction Statement.

        (b)(4)............   Report of Oppenheimer & Co., Inc. in connection
                             with its Fairness Opinions of March 14, 1996.

        (b)(5)............   Fairness Opinion of Oppenheimer & Co., Inc.
                             delivered to Fund I-II, Series I, dated September
                             20, 1996, appears as Appendix B-1 to the definitive
                             Proxy Statement filed as Exhibit 17(d) to Amendment
                             No. 3 to the Rule 13e-3 Transaction Statement.

        (b)(6)............   Fairness Opinion of Oppenheimer & Co., Inc.
                             delivered to Fund I-II, Series II, dated September
                             20, 1996, appears as Appendix B-2 to the definitive
                             Proxy Statement filed as Exhibit 17(d) to Amendment
                             No. 3 to the Rule 13e-3 Transaction Statement.

        (b)(7)............   Fairness Opinion of Oppenheimer & Co., Inc.
                             delivered to Fund III, dated September 20, 1996, appears as Appendix B-3 to the definitive Proxy
                             Statement filed as Exhibit 17(d) to Amendment No. 3 to the Rule 13e-3 Transaction Statement.

        (b)(8)............   Report of Oppenheimer & Co., Inc. in connection
                             with its Fairness Opinions of September 20, 1996.

        (c)(1)............   Fourth Amended and Restated Agreement and Plan of
                             Merger, dated as of August 21, 1996, among Fund
                             I-II, CRITEF Associates Limited Partnership,
                             Watermark and others, appears as Appendix A-1 to the definitive Proxy Statement filed as Exhibit
                             17(d) to Amendment No. 3 to the Rule 13e-3
                             Transaction Statement.

        (c)(2)............   Fourth Amended and Restated Agreement and Plan of
                             Merger, dated as of August 21, 1996, among Fund
                             III,

                             CRITEF III Associates Limited Partnership and Watermark III, and others, appears as Appendix A-2 to the definitive Proxy Statement filed as Exhibit 17(d) to Amendment No. 3 to the Rule 13e-3 Transaction Statement.

        (c)(3)............   Complaint for Breach of Fiduciary Duty in the case
                             styled Zakin v. Dockser, et al. (C.A. No. 14558)

        (c)(4)............   Complaint for Breach of Fiduciary Duty in the case
                             styled Wingard v. Dockser, et al. (C.A. No. 14604)

        (c)(5)............   Stipulation of Settlement, dated as of May 13,
                             1996, relating to the cases styled Zakin v.
                             Dockser, et al. and Wingard v. Dockser, et al.

        (c)(6)............   Amendment to Stipulation of Settlement, dated
                             August 13, 1996, relating to the cases styled
                             Zakin v. Dockser, et al. and Wingard v. Dockser, et al.

        (c)(7)............   Final Order and Judgment of the Court of Chancery
                             of the State of Delaware in and for New Castle
                             County, dated August 14, 1996, approving the
                             Stipulation of Settlement as amended in the cases styled Zakin v. Dockser, et al. and Wingard v.
                             Dockser, et al.

        (c)(8)............   Complaint for False or Misleading Statements in the
                             case styled Dominium Tax Exempt Fund, L.L.P. v.
                                         -----------------------------------
                             Dockser, et al.
                             ---------------

        (c)(9)............   Complaint for Preliminary and Permanent Injuncture
                             Relief against unlawful Proxy solicitation in the
                             case styled Capital Realty Investors Tax Exempt
                                         -----------------------------------
                             Fund Limited Partnership, et al. v. Dominium Tax
                             ------------------------------------------------
                             Exempt Fund L.L.P.
                             ------------------

        (c)(10)...........   Defendants' Emergency Motion to Enforce Court's
                             Final Order In Re Capital Realty Investors Tax
                                         ----------------------------------
                             Exempt Fund Limited Partnership's Litigation.
                             ---------------------------------------------

        (c)(11)...........   Memorandum Opinion in the case styled Capital
                                                                   -------
                             Realty Investors Tax Exempt Fund Limited
                             ----------------------------------------
                             Partnership, et al. v. Dominium Tax Exempt Fund
                             -----------------------------------------------
                             L.L.P.
                             ------



        (d)(1)............   Letters to BAC Holders, Notice of Special
                             Meetings, definitive Proxy Statement and forms of Proxy.

        (d)(2)............   October 3, 1996 Letter to BAC Holders from the
                             Funds

        (d)(3)............   October 4, 1996 Press Release issued by the Funds

        (d)(4)............   October 3, 1996 Press Release issued by CARPREIT

        (d)(5)............   October 11, 1996 Letter to BAC Holders from the
                             Funds

        (d)(6)............   October 14, 1996 Press Release issued by CARPREIT

        (d)(7)............   October 16, 1996 Press Release issued by CARPREIT

        (d)(8)............   October 17, 1996 Letter to BAC Holders from the
                             Funds

        (e)...............   Not applicable.

        (f)...............   At this time no written instruction, form or other
                             material currently exists with respect to any oral solicitation or recommendation that may be made
                             (on behalf of the persons filing this statement) to security holders in connection with the Rule
                             13e-3 transaction. Should any such written instruction, form or material be generated, it will be supplied to the Commission as a supplemental filing.

                                   SIGNATURE

          After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:  October 17, 1996

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP

       By: CRITEF Associates Limited Partnership,
       its General Partner

       By: C.R.I., Inc.,
       its Managing General Partner


       By:/s/ William B. Dockser
          -----------------------------
          William B. Dockser
          Chairman of the Board

       CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP

       By: CRITEF III Associates Limited Partnership,
       its General Partner

       By: C.R.I., Inc.,
       its General Partner


       By:/s/ William B. Dockser
          -----------------------------
          William B. Dockser
          Chairman of the Board

       CRITEF ASSOCIATES LIMITED PARTNERSHIP

       By: C.R.I., Inc.,
       its Managing General Partner


       By:/s/ William B. Dockser
          -----------------------------
          William B. Dockser
          Chairman of the Board

       CRITEF III ASSOCIATES LIMITED PARTNERSHIP

       By: C.R.I., Inc.,
       its General Partner


       By:/s/ William B. Dockser
          -----------------------------
          William B. Dockser
          Chairman of the Board

          SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date:  October 17, 1996

       WATERMARK PARTNERS, L.P.

       By: Capital Apartment Properties, Inc.,
       its General Partner


       By:/s/ Richard L. Kadish
          -----------------------------
          Richard L. Kadish
          President and Chief Executive Officer

       WATERMARK III PARTNERS, L.P.

       By: Capital Apartment Properties, Inc.,
       its General Partner


       By:/s/ Richard L. Kadish
          -----------------------------
          Richard L. Kadish
          President and Chief Executive Officer

       CAPITAL APARTMENT PROPERTIES, INC.


       By:/s/ Richard L. Kadish
          -----------------------------
          Richard L. Kadish
          President and Chief Executive Officer

       APOLLO REAL ESTATE ADVISORS, L.P.

       By: Apollo Real Estate Management, Inc.,
       its General Partner

       By:/s/ Michael D. Weiner
          -----------------------------
          Michael D. Weiner
          Vice President

                               INDEX TO EXHIBITS

Exhibit No.       Title
-----------       -----

17(a) Commitment Letter, dated as of March 29, 1996, between CAPREIT and CentRe Mortgage Capital L.L.C.*

17(b)(4) Report of Oppenheimer & Co., Inc. in connection with its Fairness Opinions of March 14, 1996.*

17(b)(8) Report of Oppenheimer & Co., Inc. in connection with its Fairness Opinions of September 20, 1996.

17(c)(3) Complaint for Breach of Fidudiary Duty in the case styled Zakin v. Dockser, et al. (C.A. No. 14558)*
                  ------------------------

17(c)(4) Complaint for Breach of Fiduciary Duty in the case styled Wingard v. Dockser, et al. (C.A. No. 14604)*
                  --------------------------

17(c)(5) Stipulation of Settlement, dated as of May 13, 1996, relating to the cases styled Zakin v. Dockser, et al. and Wingard v.
                                      -----------------------      ----------
                  Dockser, et al. *
                  --------------

17(c)(6) Amendment to Stipulation of Settlement, dated August 13, 1996, relating to the cases styled Zakin v. Dockser, et al. and
                                               ----------------------------
                  Wingard v. Dockser, et al.*
                  --------------------------

17(c)(7) Final Order and Judgement of the Court and Chancery of the State of Delaware in and for Newcastle County, dated August 14, 1996, approving the Stipulation of Settlement, as amended, in the cases styled Zakin v. Dockser, et al. and Wingard v.
                                      ---------------------------------------
                  Dockser, et al.*
                  ---------------

17(c)(8) Complaint for False or Misleading Statements in the case styled Dominium Tax Exempt Fund, L.L.P. v. Dockser, et al.
                         ---------------------------------------------------

17(c)(9) Complaint for Preliminary and Permanent Injuncture Relief against unlawful Proxy solicitation in the case styled Capital
                                                                         -------
                  Realty Investors Tax Exempt Fund Limited Partnership et al. v.
                  --------------------------------------------------------------
                  Dominium Tax Exempt Fund L.L.P.
                  -------------------------------

17(c)(10)         Defendants' Emergency Motion to Enforce Court's Final Order In
                                                                              --
                  Re Capital Realty Investors Tax Exempt Fund Limited
                  ---------------------------------------------------
                  Partnership's Litigation.
                  -------------------------

17(c)(11)         Memorandum Opinion in the case style Capital Realty Investors
                  Tax Exempt Fund Limited Partnership, et al. v. Dominium Tax
                  Exempt Fund L.L.P.


17(d)(1) Letters to BAC Holders, Notice of Special Meetings, definitive Proxy Statement and forms of Proxy.*

17(d)(2)          October 3, 1996 Letter to BAC Holders from the Funds*

17(d)(3)          October 4, 1996 Press Release issued by the Funds*

17(d)(4)          October 3, 1996 Press Release issued by CARPREIT*

17(d)(5)          October 11, 1996 Letter to BAC Holders from the Funds*

17(d)(6)          October 14, 1996 Press Release issued by CARPREIT

17(d)(7)          October 16, 1996 Press Release issued by CARPREIT

17(d)(8)          October 17, 1996 Letter to BAC Holders from the Funds

* Previously filed.